EXHIBIT 32.1 - CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
               RULE 13a-14(b)


In connection with the Quarterly Report of Gallery of History, Inc. (the "Company") on Form 10-QSB for the quarter ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Todd Axelrod, Chief Executive Office of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.	 The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Todd Axelrod
----------------
Todd Axelrod
Chief Executive Officer

February 14, 2008